US MARKET rotation strategy etf

NYSE Arca Ticker: HUSE

(the “Fund”)

July 2, 2018

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus and Prospectus, each dated September 1, 2017.

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The following changes are expected to take place on or about September 1, 2018:

•	The Fund’s name will be changed to the Strategy Shares US Market Rotation Strategy ETF.
•	The Fund’s investment objective will be changed from “The Fund’s investment objective is to seek capital appreciation” to the following:

“The Fund’s investment objective is to seek long-term capital appreciation.”

•	The Fund’s strategy to invest at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in securities of U.S. companies or in other investment companies that principally invest in such securities will change to the following.

“Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in securities of U.S. companies and/or the U.S. government or in other investment companies that principally invest in such securities.”

Each of these changes will be set forth in a new prospectus, summary prospectus and statement of additional information dated on or about September 1, 2018.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, each dated September 1, 2017, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-4SS-ETFS (855-477-3837) or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.